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                       SECURITIES AND EXCHANGE COMMISSION


                                  UNITED STATES


                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) DECEMBER 28, 2004
                                                        -----------------


                              INTERMET CORPORATION

             (Exact name of registrant as specified in its charter)

            GEORGIA                0-13787                        58-1563873
            -------                -------                        ----------
 (State or other jurisdiction    (Commission                    (IRS Employer
       of incorporation)         File Number)                Identification No.)

     5445 CORPORATE DRIVE, SUITE 200                        48098-2683
             TROY, MICHIGAN                                 ----------
             --------------
(Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number including area code: (248) 952-2500
                                                           --------------

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01:  REGULATION FD DISCLOSURE

On December 22, 2004, INTERMET Corporation sought and obtained an adjournment of the hearing scheduled that day in the U.S. Bankruptcy Court with respect to its motion filed November 17, 2004 for authority to reject certain executory customer supply contracts. INTERMET requested the adjournment to complete negotiations with certain of its largest customers. Today, INTERMET filed a motion with the Bankruptcy Court for authority to assume executory customer supply contracts it has negotiated and agreed to with its largest customers. If its motion to assume executory contracts is approved by the Bankruptcy Court, INTERMET intends to withdraw its November 17, 2004 motion to reject.

The motion filed by INTERMET today is attached to this Current Report as Exhibit
99.1. A press release announcing the results of INTERMET's negotiations with its largest customers is attached to this Current Report as Exhibit 99.2.

This Current Report may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The word "intends" and similar words identify forward-looking statements. These statements are not guarantees of future performance but instead involve various risks and uncertainties. INTERMET's actual results may differ materially from those suggested by its forward-looking statements due to factors such as: the economic cost, management distraction and lost business opportunities associated with bankruptcy proceedings; INTERMET's ability to consummate its anticipated DIP financing; the high cost of scrap steel and the possibility that scrap steel costs will remain at high levels or continue to increase, which would have further negative effects on INTERMET's profitability, cash flow, liquidity and ability to borrow; fluctuations in the cost of other raw materials, including the cost of energy, aluminum, zinc, magnesium and alloys, and INTERMET's ability, if any, to pass those costs on to its customers; pricing practices of INTERMET's customers, including changes in their payment terms resulting from the discontinuation of early payment programs and continuing demands for price concessions as a condition to retaining current business or obtaining new business, and the negative effect that price concessions have on profit margins; changes in procurement practices and policies of INTERMET's customers for automotive components, including the risk of the loss of major customers or the loss of current or prospective vehicle programs as a result of INTERMET's financial condition and prospects (or otherwise); possible inability to close unprofitable plants or to transfer work from one plant to another because of the related costs or customer requirements; general economic conditions, including any downturn in the markets in which INTERMET operates; fluctuations in automobile and light and heavy truck production, which directly affect demand for INTERMET's products; deterioration in the market share of any of INTERMET's major customers; fluctuations in foreign currency exchange rates; work stoppages or other labor disputes that could disrupt production at INTERMET's facilities or those of its customers; continuing changes in environmental regulations to which INTERMET is subject, and the costs INTERMET will incur in meeting more stringent regulations; factors or presently unknown circumstances that may result in impairment of INTERMET's assets, including further write-downs of its goodwill; and other risks as detailed from time to time in INTERMET's periodic SEC reports.



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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable
(b)  Not applicable
(c)  Exhibits:

The following exhibits are being filed herewith:

Exhibit 99.1. Motion for Authority to Assume Executory Customer Supply Contracts filed with the Bankruptcy Court December 28, 2004

Exhibit 99.2. Press release dated December 28, 2004 announcing results of negotiations with major customers



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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INTERMET CORPORATION


December 28, 2004                   By:  /s/  Alan J. Miller
                                             Alan J. Miller
                                             Vice President, General Counsel and
                                             Assistant Secretary



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                                 EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION


Exhibit 99.1. Motion for Authority to Assume Executory Customer Supply Contracts filed with the Bankruptcy Court December 28, 2004

Exhibit 99.2. Press release dated December 28, 2004 announcing results of negotiations with major customers